UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2016

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2016, Patrick M. Prevost advised the Board of his decision to step down from his position as President and Chief Executive Officer of Cabot Corporation (the "Company") effective March 11, 2016. Mr. Prevost remains a member of the Board of Directors and an employee of the Company.

On March 11, 2016, the Board of Directors elected Sean D. Keohane President and Chief Executive Officer of the Company, effective March 11, 2016. Mr. Keohane was also elected a member of the Board of Directors of the Company, effective March 11, 2016, and will serve on the Board’s Executive Committee. Mr. Keohane will serve as a director in the class whose term expires at the Annual Meeting in 2017. On March 11, 2016, the Board of Directors also terminated the Interim Office of the Chief Executive Officer.

Mr. Keohane joined Cabot in 2002 and since November 2014 has been Executive Vice President and President of the Company’s Reinforcement Materials segment. The information regarding the business experience and background of Mr. Keohane is incorporated by reference to the information set forth in the section titled "Executive Officers of the Registrant" of the Company’s annual report on Form 10-K for its fiscal year ended September 30, 2015, as filed with the Securities and Exchange Commission (the "SEC") on November 25, 2015. The information regarding Mr. Keohane’s compensation arrangements with the Company is incorporated by reference to the relevant information set forth in the Company’s proxy statement for its 2016 annual meeting of shareholders as filed with the SEC on January 28, 2016 (the "2016 Proxy Statement"). The Company has not yet entered into any new compensation arrangements with Mr. Keohane in connection with his becoming President and Chief Executive Officer. There is no arrangement or understanding between Mr. Keohane and any other person pursuant to which he was appointed President and Chief Executive Officer or as a member of the Board of Directors. There are no transactions involving Mr. Keohane requiring disclosure under Item 404(a) of Regulation S-K of the SEC, except the transactions in November 2015 in which Cabot withheld from Mr. Keohane shares of Cabot common stock to satisfy withholding tax obligations as described in the section titled "Transactions with Related Persons" in the 2016 Proxy Statement and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Cabot Corporation Press Release dated March 14, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

March 14, 2016	By:	Brian A. Berube

Name: Brian A. Berube
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Cabot Corporation Press Release dated March 14, 2016